UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

SILVERSTAR MINING CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-140299	98-0425627
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 East 82nd Street, Suite 16D New York, NY  10028

(Address of principal executive offices (Zip Code)

October 27, 2011

Date of Report (Date of earliest event reported)

(917)531-2856

Registrant’s telephone number, including area code

CAVEAT PERTAINING TO FORWARD LOOKING STATEMENTS: The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. Certain of the statements contained herein, which are not historical facts, are forward-looking statements with respect to events, the occurrence of which involve risks and uncertainties. These forward-looking statements may be impacted, either positively or negatively, by various factors. Information concerning potential factors that could affect the Registrant is detailed from time to time in the Registrant’s reports filed with the Commission. This report contains “forward looking statements” relating to the Registrant’s current expectations and beliefs. These include statements concerning operations, performance, financial condition and anticipated growth. For this purpose, any statements contained in this Form 8-K that are not statements of historical fact are forward-looking statements. Without limiting the generality of the foregoing, words such as “may”, “will”, “expect”, “believe”, “anticipate”, “intend”, “could”, “estimate”, or “continue”, or the negative or other variation thereof or comparable terminology are intended to identify forward- looking statements. These statements by their nature involve substantial risks and uncertainties which are beyond the Registrant’s control. Should one or more of these risks or uncertainties materialize or should the Registrant’s underlying assumptions prove incorrect, actual outcomes and results could differ materially from those indicated in the forward looking statements.

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)	Dismissal of Previously engaged public accounting firm

On October 24, 2011 James Stafford, Inc. (“Stafford”) submitted its resignation as the Company’s  independent registered public accounting firm for Silverstar Mining Corp., effective immediately.

The report issued by Stafford in connection with the Company’s financial statements for each of its two most recent fiscal years ended September 30, 2010, and September 30, 2009, did not contain an adverse opinion or a disclaimer of opinion, nor was either such report qualified or modified as to uncertainty, audit scope, or accounting principles, except the report of the financial statements for the Company for the both years contained a paragraph expressing substantial doubt regarding the Company’s ability to continue as a going concern.

During the Company’s two most recent fiscal years ended September 30, 2010, and September 30, 2009, and the later interim period preceding the resignation of Stafford , there has been no disagreements with Stafford on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement  if not resolved to the satisfaction of Stafford, would have caused Stafford to make a reference to the subject matter of such disagreement in connection with its reports.

A copy of Stafford’s letter to the Securities and Exchange Commission, dated  October 28, 2011 , regarding its agreement with the foregoing statements is attached to this report as Exhibit 16.1

b) On October 25, 2011, the Company approved the engagement of DeLeon & Company,  ("D&C”) as its independent public accounting firm. During the two most recent fiscal years and the interim period preceding the engagement, neither the Company nor anyone on behalf of the Company has consulted with D&C regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither written nor oral advice was provided that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue.

Item 9.01 Financial Statements and Exhibits.

Exhibit	Description

16.1	Letter from James Stafford Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.  Dated this 27th  day of October, 2011.

/s/ Neil Kleinman

Neil Kleinman
Chief Executive Officer and Director